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EXHIBIT 23.1

INDEPENDENT AUDITORS' CONSENT

        We consent to the incorporation by reference in Registration Statement Nos. 333-52408 and 333-66244 on Form S-8 and Registration Statement No. 333-110111 on Form S-3 of WJ Communications, Inc. of our report dated March 29, 2004, appearing in this Annual Report on Form 10-K of WJ Communications, Inc. for the year ended December 31, 2003.

                      DELOITTE & TOUCHE LLP

San Jose, California
March 29, 2004

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  EXHIBIT 23.1
INDEPENDENT AUDITORS' CONSENT